April 23, 2025	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FISCAL SECOND QUARTER OF
2025 RESULTS

•Quarterly net revenues of $3.40 billion, up 9% over the prior year’s fiscal second quarter and down 4% compared to the preceding quarter
•Quarterly net income available to common shareholders of $493 million, or $2.36 per diluted share; quarterly adjusted net income available to common shareholders of $507 million(1), or $2.42 per diluted share(1)
•Client assets under administration of $1.54 trillion and Private Client Group assets in fee-based accounts of $872.8 billion, up 6% and 9%, respectively, over March 2024
•Total clients’ domestic cash sweep and Enhanced Savings Program (“ESP”) balances of $57.8 billion, down 1% compared to March 2024 and 3% compared to December 2024
•Repurchased $250 million of common stock during the fiscal second quarter; Repurchased an additional $190 million of shares in April 2025
•Record net revenues of $6.94 billion and record pre-tax income of $1.42 billion for the first half of fiscal 2025, up 13% and 15%, respectively, over the first half of fiscal 2024
•Annualized return on common equity of 18.4% and annualized adjusted return on tangible common equity of 22.1%(1) for the first six months of fiscal 2025

ST. PETERSBURG, Fla. – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $3.40 billion and net income available to common shareholders of $493 million, or $2.36 per diluted share, for the fiscal second quarter ended March 31, 2025. Excluding $19 million of expenses related to acquisitions, quarterly adjusted net income available to common shareholders was $507 million(1), or $2.42 per diluted share(1).

“I am pleased with our record results for the first six months of fiscal 2025, with record net revenues of $6.94 billion and record pre-tax income of $1.42 billion, up 13% and 15% over the first six months of fiscal 2024, respectively,” said CEO Paul Shoukry. “Financial advisor recruiting activity remains strong across all of our affiliation options, reflecting the attractiveness of our unique advisor- and client-focused culture coupled with leading capabilities enabling advisors to provide high-quality financial advice to their clients. The investment banking pipeline remains robust, although the timing of closings has been impacted by the macroeconomic uncertainty associated with tariff negotiations. Our strong balance sheet, with capital well above regulatory requirements and corporate cash well in excess of our targets, should help us navigate this period from a position of strength.”

Compared to the prior-year quarter, quarterly net revenues increased 9% and pre-tax income increased 10% primarily driven by higher asset management and related administrative fees, brokerage revenues and investment banking revenues. Sequentially, quarterly net revenues and pre-tax income decreased 4% and 10%, respectively, predominantly driven by lower investment banking revenues. The sequential decrease in net income available to common shareholders was also impacted by a higher effective tax rate in the quarter. For the fiscal second quarter, annualized return on common equity and annualized adjusted return on tangible common equity were 16.4% and 19.7%(1), respectively.

Please refer to the footnotes at the end of this press release for additional information.

For the first six months of the fiscal year, record net revenues of $6.94 billion increased 13%, record earnings per diluted share of $5.22 increased 15%, and record adjusted earnings per diluted share of $5.36(1) increased 14% over the first six months of fiscal 2024. The Private Client Group and Asset Management segments generated record net revenues and pre-tax income during the first six months of fiscal 2025. Annualized return on common equity was 18.4% and annualized adjusted return on tangible common equity was 22.1%(1).

Segment Results
Private Client Group

•Quarterly net revenues of $2.49 billion, up 6% over the prior year’s fiscal second quarter and down 2% compared to the preceding quarter
•Quarterly pre-tax income of $431 million, down 3% compared to the prior year’s fiscal second quarter and 7% compared to the preceding quarter
•Private Client Group assets under administration of $1.48 trillion, up 6% over March 2024 and down 1% compared to December 2024
•Private Client Group assets in fee-based accounts of $872.8 billion, up 9% over March 2024 and nearly flat from December 2024
•Domestic Private Client Group net new assets(2) of $8.8 billion for the fiscal second quarter, or annualized growth from beginning of period assets of 2.6%; Fiscal year-to-date, domestic Private Client Group net new assets of $22.9 billion or 3.3% annualized
•Total clients’ domestic cash sweep and ESP balances of $57.8 billion, down 1% compared to the prior year’s fiscal second quarter and 3% compared to the preceding quarter

PCG quarterly net revenues grew 6% year-over-year primarily driven by higher asset management and related administrative fees which were partially offset by the impacts of lower short-term interest rates. Over the same period, PCG assets in fee-based accounts grew 9% driven by market appreciation and net asset inflows. Sequentially, quarterly net revenues declined 2% mainly due to lower asset management and related administrative fees resulting from fewer billable days in the quarter.

Capital Markets

•Quarterly net revenues of $396 million, up 23% over the prior year’s fiscal second quarter and down 18% compared to the preceding quarter
•Quarterly investment banking revenues of $207 million, up 21% over the prior year’s fiscal second quarter and down 35% compared to the preceding quarter
•Quarterly pre-tax income of $36 million

Year-over-year, quarterly net revenues increased 23%, driven mainly by higher investment banking and fixed income brokerage revenues. Sequentially, net revenues decreased 18% due to lower investment banking revenues, despite higher fixed income brokerage revenues. The macroeconomic uncertainty and heightened volatility resulted in unfavorable market conditions during the quarter which led to decreased investment banking activity; however, the investment banking pipeline remains strong.

Asset Management

•Quarterly net revenues of $289 million, up 15% over the prior year’s fiscal second quarter and down 2% compared to the preceding quarter
•Quarterly pre-tax income of $121 million, up 21% over the prior year’s fiscal second quarter and down 3% compared to the preceding quarter
•Financial assets under management of $245.0 billion, up 8% over March 2024 and slightly above the December 2024 levels

The increase in quarterly net revenues and pre-tax income over the prior year’s fiscal second quarter is largely attributable to higher financial assets under management due to higher market appreciation and net inflows into fee-based accounts in the Private Client Group.

Please refer to the footnotes at the end of this press release for additional information.

Bank

•Quarterly net revenues of $434 million, up 2% over both the prior year’s fiscal second quarter and the preceding quarter
•Quarterly pre-tax income of $117 million, up 56% over the prior year’s fiscal second quarter and down 1% compared to the preceding quarter
•Record net loans of $48.3 billion, up 9% over March 2024 and 2% over December 2024
•Bank segment net interest margin (“NIM”) of 2.67% for the quarter, up 1 basis point over the prior year’s fiscal second quarter and 7 basis points over the preceding quarter

Net loans grew 2% over the preceding quarter, mainly driven by continued growth of securities-based loans. Bank segment NIM expanded by 7 basis points to 2.67%, largely a result of a favorable asset mix shift, along with a higher portion of lower cost deposits, which contributed to sequential quarterly net revenue growth of 2%. The loan portfolio continues to maintain strong credit quality and healthy reserves.

Other

The effective tax rate for the quarter was 26.2%, reflecting nondeductible losses on the company-owned life insurance portfolio.

During the fiscal second quarter, the firm repurchased common stock of $250 million at an average price of $146 per share. Subsequent to quarter-end, the firm repurchased additional shares of common stock for $190 million at an average price of $125 per share. As of April 21, 2025, approximately $1.01 billion remained available under the Board’s approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 24.8%(3) and the tier 1 leverage ratio was 13.3%(3), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, April 23, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. An audio replay of the call will be available at the same location until July 23, 2025. For a listen-only connection to the conference call, please dial: 888-596-4144 (conference code: 3778589).

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Total client assets are $1.54 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Second Quarter of 2025	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Net revenues	$3,403	$3,118	$3,537	9%	(4)%
Pre-tax income	$671	$609	$749	10%	(10)%
Net income available to common shareholders	$493	$474	$599	4%	(18)%

Earnings per common share: (4)
Basic	$2.41	$2.27	$2.94	6%	(18)%
Diluted	$2.36	$2.22	$2.86	6%	(17)%

Non-GAAP measures: (1)
Adjusted pre-tax income	$690	$635	$769	9%	(10)%
Adjusted net income available to common shareholders	$507	$494	$614	3%	(17)%
Adjusted earnings per common share – basic (4)	$2.48	$2.37	$3.01	5%	(18)%
Adjusted earnings per common share – diluted (4)	$2.42	$2.31	$2.93	5%	(17)%

	Six months ended
$ in millions, except per share amounts	March 31, 2025	March 31, 2024	% change
Net revenues	$6,940	$6,131	13%
Pre-tax income	$1,420	$1,239	15%
Net income available to common shareholders	$1,092	$971	12%

Earnings per common share: (4)
Basic	$5.34	$4.65	15%
Diluted	$5.22	$4.54	15%

Non-GAAP measures: (1)
Adjusted pre-tax income	$1,459	$1,288	13%
Adjusted net income available to common shareholders	$1,121	$1,008	11%
Adjusted earnings per common share – basic (4)	$5.49	$4.83	14%
Adjusted earnings per common share – diluted (4)	$5.36	$4.71	14%

Other selected financial highlights	Three months ended			Six months ended
	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024
Return on common equity (5)	16.4%	17.5%	20.4%	18.4%	18.3%
Adjusted return on common equity (1) (5)	16.9%	18.3%	20.9%	18.9%	19.0%
Adjusted return on tangible common equity (1) (5)	19.7%	21.8%	24.6%	22.1%	22.8%
Pre-tax margin (6)	19.7%	19.5%	21.2%	20.5%	20.2%
Adjusted pre-tax margin (1) (6)	20.3%	20.4%	21.7%	21.0%	21.0%
Total compensation ratio (7)	64.8%	65.5%	64.2%	64.5%	64.7%
Adjusted total compensation ratio (1) (7)	64.5%	65.2%	64.0%	64.3%	64.3%
Effective tax rate	26.2%	21.8%	19.9%	22.9%	21.4%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2025

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Revenues:
Asset management and related administrative fees	$1,725	$1,516	$1,743	14%	(1)%
Brokerage revenues:
Securities commissions	431	414	440	4%	(2)%
Principal transactions	149	114	119	31%	25%
Total brokerage revenues	580	528	559	10%	4%
Account and service fees	321	335	342	(4)%	(6)%
Investment banking	216	179	325	21%	(34)%
Interest income	963	1,049	1,027	(8)%	(6)%
Other	40	31	39	29%	3%
Total revenues	3,845	3,638	4,035	6%	(5)%
Interest expense	(442)	(520)	(498)	(15)%	(11)%
Net revenues	3,403	3,118	3,537	9%	(4)%
Non-interest expenses:
Compensation, commissions and benefits	2,204	2,043	2,272	8%	(3)%
Non-compensation expenses:
Communications and information processing	184	165	178	12%	3%
Occupancy and equipment	74	73	73	1%	1%
Business development	64	60	68	7%	(6)%
Investment sub-advisory fees	54	44	53	23%	2%
Professional fees	34	33	34	3%	—%
Bank loan provision for credit losses	16	21	—	(24)%	NM
Other	102	70	110	46%	(7)%
Total non-compensation expenses	528	466	516	13%	2%
Total non-interest expenses	2,732	2,509	2,788	9%	(2)%
Pre-tax income	671	609	749	10%	(10)%
Provision for income taxes	176	133	149	32%	18%
Net income	495	476	600	4%	(18)%
Preferred stock dividends	2	2	1	—%	100%
Net income available to common shareholders	$493	$474	$599	4%	(18)%

Earnings per common share – basic (4)	$2.41	$2.27	$2.94	6%	(18)%
Earnings per common share – diluted (4)	$2.36	$2.22	$2.86	6%	(17)%
Weighted-average common shares outstanding – basic	204.3	208.3	203.7	(2)%	—%
Weighted-average common and common equivalent shares outstanding – diluted	208.7	213.4	209.2	(2)%	—%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2025

Consolidated Statements of Income (Unaudited)

	Six months ended
in millions, except per share amounts	March 31, 2025	March 31, 2024	% change
Revenues:
Asset management and related administrative fees	$3,468	$2,923	19%
Brokerage revenues:
Securities commissions	871	797	9%
Principal transactions	268	253	6%
Total brokerage revenues	1,139	1,050	8%
Account and service fees	663	654	1%
Investment banking	541	360	50%
Interest income	1,990	2,102	(5)%
Other	79	69	14%
Total revenues	7,880	7,158	10%
Interest expense	(940)	(1,027)	(8)%
Net revenues	6,940	6,131	13%
Non-interest expenses:
Compensation, commissions and benefits	4,476	3,964	13%
Non-compensation expenses:
Communications and information processing	362	315	15%
Occupancy and equipment	147	145	1%
Business development	132	121	9%
Investment sub-advisory fees	107	84	27%
Professional fees	68	65	5%
Bank loan provision for credit losses	16	33	(52)%
Other	212	165	28%
Total non-compensation expenses	1,044	928	13%
Total non-interest expenses	5,520	4,892	13%
Pre-tax income	1,420	1,239	15%
Provision for income taxes	325	265	23%
Net income	1,095	974	12%
Preferred stock dividends	3	3	—%
Net income available to common shareholders	$1,092	$971	12%

Earnings per common share – basic (4)	$5.34	$4.65	15%
Earnings per common share – diluted (4)	$5.22	$4.54	15%
Weighted-average common shares outstanding – basic	204.0	208.4	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	208.9	213.5	(2)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Second Quarter of 2025	(Unaudited)

	As of				% change from
$ in millions, except per share amounts	March 31, 2025		March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Total assets	$83,132		$81,232	$82,282	2%	1%
Total common equity attributable to Raymond James Financial, Inc.	$12,133		$10,905	$11,844	11%	2%
Book value per share (8)	$59.74		$52.60	$57.89	14%	3%
Tangible book value per share (1) (8)	$51.29		$44.11	$49.49	16%	4%

Capital ratios:
Tier 1 leverage	13.3%	(3)	12.3%	13.0%
Tier 1 capital	23.5%	(3)	21.9%	23.7%
Common equity tier 1	23.3%	(3)	21.8%	23.5%
Total capital	24.8%	(3)	23.3%	25.0%

	As of			% change from
Client asset metrics ($ in billions)	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Client assets under administration	$1,535.9	$1,449.1	$1,557.5	6%	(1)%
Private Client Group assets under administration	$1,475.5	$1,388.8	$1,491.8	6%	(1)%
Private Client Group assets in fee-based accounts	$872.8	$798.8	$876.6	9%	—%
Financial assets under management	$245.0	$226.8	$243.9	8%	—%

	Three months ended			Six months ended
Net new assets metrics ($ in millions)	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024
Domestic Private Client Group net new assets (2)	$8,830	$9,648	$14,020	$22,850	$31,223
Domestic Private Client Group net new assets growth — annualized (2)	2.6%	3.2%	4.0%	3.3%	5.7%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Raymond James Bank Deposit Program (“RJBDP”): (9)
Bank segment	$25,783	$23,405	$23,946	10%	8%
Third-party banks	16,813	18,234	20,341	(8)%	(17)%
Subtotal RJBDP	42,596	41,639	44,287	2%	(4)%
Client Interest Program	1,656	1,715	1,664	(3)%	—%
Total clients’ domestic cash sweep balances	44,252	43,354	45,951	2%	(4)%
Enhanced Savings Program (“ESP”) (10)	13,507	14,863	13,785	(9)%	(2)%
Total clients’ domestic cash sweep and ESP balances	$57,759	$58,217	$59,736	(1)%	(3)%

Net interest income and RJBDP fees ($ in millions)	Three months ended			% change from		Six months ended
	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024	% change
Net interest income and RJBDP fees (third-party banks)	$651	$689	$673	(6)%	(3)%	$1,324	$1,387	(5)%
Average yield on RJBDP - third-party banks (11)	3.00%	3.59%	3.12%			3.06%	3.62%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Second Quarter of 2025	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	March 31, 2025			March 31, 2024			December 31, 2024
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,823	$62	4.26%	$6,020	$81	5.40%	$6,453	$76	4.65%
Available-for-sale securities	8,352	48	2.26%	10,080	56	2.21%	8,753	49	2.26%
Loans held for sale and investment: (12)
Loans held for investment:
Securities-based loans (“SBL”) (13)	17,110	260	6.08%	14,548	263	7.13%	16,485	270	6.40%
Commercial and industrial (“C&I”) loans	10,371	168	6.50%	10,385	200	7.60%	10,128	178	6.88%
Commercial real estate (“CRE”) loans	7,599	124	6.52%	7,385	140	7.52%	7,641	135	6.92%
Real estate investment trust (“REIT”) loans	1,713	30	7.02%	1,687	32	7.67%	1,653	31	7.35%
Residential mortgage loans	9,732	96	3.91%	8,947	80	3.58%	9,536	91	3.82%
Tax-exempt loans (14)	1,277	8	3.37%	1,410	9	3.23%	1,305	9	3.36%
Loans held for sale	231	4	6.67%	170	3	7.90%	212	4	7.22%
Total loans held for sale and investment	48,033	690	5.76%	44,532	727	6.49%	46,960	718	6.02%
All other interest-earning assets	234	2	5.09%	240	4	6.35%	243	4	5.81%
Interest-earning assets — Bank segment	$62,442	$802	5.15%	$60,872	$868	5.67%	$62,409	$847	5.35%
All other segments
Cash and cash equivalents	$4,004	$42	4.27%	$3,038	$47	6.18%	$4,056	$48	4.72%
Assets segregated for regulatory purposes and restricted cash	3,425	36	4.23%	3,654	47	5.23%	3,648	42	4.55%
Trading assets — debt securities	1,433	19	5.28%	1,231	19	5.95%	1,395	19	5.41%
Brokerage client receivables	2,371	41	7.11%	2,290	47	8.17%	2,407	45	7.35%
All other interest-earning assets	2,477	23	3.81%	2,020	21	4.17%	2,579	26	3.93%
Interest-earning assets — all other segments	$13,710	$161	4.77%	$12,233	$181	5.91%	$14,085	$180	5.05%
Total interest-earning assets	$76,152	$963	5.08%	$73,105	$1,049	5.71%	$76,494	$1,027	5.29%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (9)	$32,905	$144	1.78%	$31,138	$164	2.11%	$32,548	$168	2.05%
Interest-bearing demand deposits (10)	20,872	208	4.04%	20,638	253	4.94%	20,921	229	4.34%
Certificates of deposit	2,064	24	4.59%	2,677	30	4.69%	2,452	28	4.59%
Total bank deposits (15)	55,841	376	2.73%	54,453	447	3.31%	55,921	425	3.02%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	1,064	7	2.69%	1,183	8	2.84%	1,091	8	2.69%
Interest-bearing liabilities — Bank segment	$56,905	$383	2.73%	$55,636	$455	3.30%	$57,012	$433	3.01%
All other segments
Trading liabilities — debt securities	$824	$10	5.10%	$799	$11	5.55%	$859	$11	5.07%
Brokerage client payables	4,683	17	1.45%	4,815	21	1.71%	4,771	20	1.65%
Senior notes payable	2,040	23	4.50%	2,039	23	4.50%	2,040	23	4.50%
All other interest-bearing liabilities (15)	1,146	9	3.60%	1,036	10	3.88%	1,132	11	3.78%
Interest-bearing liabilities — all other segments	$8,693	$59	2.80%	$8,689	$65	2.98%	$8,802	$65	2.92%
Total interest-bearing liabilities	$65,598	$442	2.74%	$64,325	$520	3.26%	$65,814	$498	3.00%
Firmwide net interest income		$521			$529			$529
Net interest margin (net yield on interest-earning assets)
Bank segment			2.67%			2.66%			2.60%
Firmwide			2.77%			2.91%			2.74%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Second Quarter of 2025	(Unaudited)

	Six months ended
	March 31, 2025			March 31, 2024
$ in millions	Average balance	Interest	Annualizedaverage rate	Average balance	Interest	Annualizedaverage rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$6,141	$138	4.47%	$5,889	$160	5.41%
Available-for-sale securities	8,555	97	2.26%	10,207	112	2.18%
Loans held for sale and investment: (12)
Loans held for investment:
SBL (13)	16,794	530	6.24%	14,567	529	7.14%
C&I loans	10,248	346	6.69%	10,428	403	7.60%
CRE loans	7,620	259	6.72%	7,314	281	7.56%
REIT loans	1,683	61	7.18%	1,691	66	7.71%
Residential mortgage loans	9,633	187	3.87%	8,873	157	3.53%
Tax-exempt loans (14)	1,291	17	3.37%	1,446	19	3.25%
Loans held for sale	221	8	6.95%	155	6	8.36%
Total loans held for sale and investment	47,490	1,408	5.89%	44,474	1,461	6.50%
All other interest-earning assets	239	6	5.45%	239	7	6.17%
Interest-earning assets — Bank segment	$62,425	$1,649	5.25%	$60,809	$1,740	5.67%
All other segments
Cash and cash equivalents	$4,056	$90	4.47%	$3,248	$100	6.13%
Assets segregated for regulatory purposes and restricted cash	3,539	78	4.39%	3,639	94	5.18%
Trading assets — debt securities	1,414	38	5.35%	1,162	34	5.78%
Brokerage client receivables	2,389	86	7.23%	2,214	92	8.28%
All other interest-earning assets	2,529	49	3.86%	1,996	42	4.00%
Interest-earning assets — all other segments	$13,927	$341	4.90%	$12,259	$362	5.86%
Total interest-earning assets	$76,352	$1,990	5.19%	$73,068	$2,102	5.70%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (9)	$32,725	$312	1.92%	$31,572	$324	2.05%
Interest-bearing demand deposits (10)	20,897	437	4.19%	20,134	497	4.94%
Certificates of deposit	2,260	52	4.59%	2,717	62	4.62%
Total bank deposits (15)	55,882	801	2.88%	54,423	883	3.25%
FHLB advances and all other interest-bearing liabilities	1,078	15	2.69%	1,207	18	2.94%
Interest-bearing liabilities — Bank segment	$56,960	$816	2.88%	$55,630	$901	3.24%
All other segments
Trading liabilities — debt securities	$842	$21	5.08%	$777	$22	5.60%
Brokerage client payables	4,732	37	1.55%	4,752	41	1.71%
Senior notes payable	2,040	46	4.50%	2,039	46	4.50%
All other interest-bearing liabilities (15)	1,141	20	3.68%	935	17	3.69%
Interest-bearing liabilities — all other segments	$8,755	$124	2.85%	$8,503	$126	2.95%
Total interest-bearing liabilities	$65,715	$940	2.88%	$64,133	$1,027	3.20%
Firmwide net interest income		$1,050			$1,075
Net interest margin (net yield on interest-earning assets)
Bank segment			2.63%			2.70%
Firmwide			2.76%			2.94%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2025	(Unaudited)

	Three months ended			% change from
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Net revenues:
Private Client Group	$2,486	$2,341	$2,548	6%	(2)%
Capital Markets	396	321	480	23%	(18)%
Asset Management	289	252	294	15%	(2)%
Bank	434	424	425	2%	2%
Other (16)	13	17	12	(24)%	8%
Intersegment eliminations	(215)	(237)	(222)	(9)%	(3)%
Total net revenues	$3,403	$3,118	$3,537	9%	(4)%

Pre-tax income/(loss):
Private Client Group	$431	$444	$462	(3)%	(7)%
Capital Markets	36	(17)	74	NM	(51)%
Asset Management	121	100	125	21%	(3)%
Bank	117	75	118	56%	(1)%
Other (16)	(34)	7	(30)	NM	(13)%
Pre-tax income	$671	$609	$749	10%	(10)%

	Six months ended
$ in millions	March 31, 2025	March 31, 2024	% change
Net revenues:
Private Client Group	$5,034	$4,567	10%
Capital Markets	876	659	33%
Asset Management	583	487	20%
Bank	859	865	(1)%
Other (16)	25	43	(42)%
Intersegment eliminations	(437)	(490)	(11)%
Total net revenues	$6,940	$6,131	13%

Pre-tax income/(loss):
Private Client Group	$893	$883	1%
Capital Markets	110	(14)	NM
Asset Management	246	193	27%
Bank	235	167	41%
Other (16)	(64)	10	NM
Pre-tax income	$1,420	$1,239	15%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2025	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Revenues:
Asset management and related administrative fees	$1,457	$1,283	$1,476	14%	(1)%
Brokerage revenues:
Mutual and other fund products	152	141	152	8%	—%
Insurance and annuity products	117	127	118	(8)%	(1)%
Equities, exchange-traded funds (“ETFs”) and fixed income products	150	139	163	8%	(8)%
Total brokerage revenues	419	407	433	3%	(3)%
Account and service fees:
Mutual fund and annuity service fees	130	115	126	13%	3%
RJBDP fees: (9)
Bank segment	183	206	187	(11)%	(2)%
Third-party banks	130	160	144	(19)%	(10)%
Client account and other fees	66	64	70	3%	(6)%
Total account and service fees	509	545	527	(7)%	(3)%
Investment banking	9	8	8	13%	13%
Interest income (17)	110	122	126	(10)%	(13)%
All other	6	6	5	—%	20%
Total revenues	2,510	2,371	2,575	6%	(3)%
Interest expense	(24)	(30)	(27)	(20)%	(11)%
Net revenues	2,486	2,341	2,548	6%	(2)%
Non-interest expenses:
Financial advisor compensation and benefits	1,411	1,273	1,413	11%	—%
Administrative compensation and benefits	388	391	418	(1)%	(7)%
Total compensation, commissions and benefits	1,799	1,664	1,831	8%	(2)%
Non-compensation expenses	256	233	255	10%	—%
Total non-interest expenses	2,055	1,897	2,086	8%	(1)%
Pre-tax income	$431	$444	$462	(3)%	(7)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2025	(Unaudited)

Private Client Group

	Six months ended
$ in millions	March 31, 2025	March 31, 2024	% change
Revenues:
Asset management and related administrative fees	$2,933	$2,474	19%
Brokerage revenues:
Mutual and other fund products	304	277	10%
Insurance and annuity products	235	252	(7)%
Equities, ETFs and fixed income products	313	260	20%
Total brokerage revenues	852	789	8%
Account and service fees:
Mutual fund and annuity service fees	256	221	16%
RJBDP fees: (9)
Bank segment	370	429	(14)%
Third-party banks	274	312	(12)%
Client account and other fees	136	129	5%
Total account and service fees	1,036	1,091	(5)%
Investment banking	17	19	(11)%
Interest income (17)	236	240	(2)%
All other	11	10	10%
Total revenues	5,085	4,623	10%
Interest expense	(51)	(56)	(9)%
Net revenues	5,034	4,567	10%
Non-interest expenses:
Financial advisor compensation and benefits	2,824	2,463	15%
Administrative compensation and benefits	806	770	5%
Total compensation, commissions and benefits	3,630	3,233	12%
Non-compensation expenses	511	451	13%
Total non-interest expenses	4,141	3,684	12%
Pre-tax income	$893	$883	1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2025	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Revenues:
Brokerage revenues:
Fixed income	$116	$88	$85	32%	36%
Equity	45	34	41	32%	10%
Total brokerage revenues	161	122	126	32%	28%
Investment banking:
Merger & acquisition and advisory	129	107	226	21%	(43)%
Equity underwriting	31	23	35	35%	(11)%
Debt underwriting	47	41	56	15%	(16)%
Total investment banking	207	171	317	21%	(35)%
Interest income	28	26	29	8%	(3)%
Affordable housing investments business revenues	20	22	29	(9)%	(31)%
All other	4	4	5	—%	(20)%
Total revenues	420	345	506	22%	(17)%
Interest expense	(24)	(24)	(26)	—%	(8)%
Net revenues	396	321	480	23%	(18)%
Non-interest expenses:
Compensation, commissions and benefits	262	240	301	9%	(13)%
Non-compensation expenses	98	98	105	—%	(7)%
Total non-interest expenses	360	338	406	7%	(11)%
Pre-tax income/(loss)	$36	$(17)	$74	NM	(51)%

	Six months ended
$ in millions	March 31, 2025	March 31, 2024	% change
Revenues:
Brokerage revenues:
Fixed income	$201	$190	6%
Equity	86	72	19%
Total brokerage revenues	287	262	10%
Investment banking:
Merger & acquisition and advisory	355	225	58%
Equity underwriting	66	49	35%
Debt underwriting	103	67	54%
Total investment banking	524	341	54%
Interest income	57	49	16%
Affordable housing investments business revenues	49	45	9%
All other	9	8	13%
Total revenues	926	705	31%
Interest expense	(50)	(46)	9%
Net revenues	876	659	33%
Non-interest expenses:
Compensation, commissions and benefits	563	478	18%
Non-compensation expenses	203	195	4%
Total non-interest expenses	766	673	14%
Pre-tax income/(loss)	$110	$(14)	NM
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2025	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Revenues:
Asset management and related administrative fees:
Managed programs	$187	$163	$189	15%	(1)%
Administration and other	91	79	93	15%	(2)%
Total asset management and related administrative fees	278	242	282	15%	(1)%
Account and service fees	6	5	6	20%	—%
All other	5	5	6	—%	(17)%
Net revenues	289	252	294	15%	(2)%
Non-interest expenses:
Compensation, commissions and benefits	57	58	58	(2)%	(2)%
Non-compensation expenses	111	94	111	18%	—%
Total non-interest expenses	168	152	169	11%	(1)%
Pre-tax income	$121	$100	$125	21%	(3)%

	Six months ended
$ in millions	March 31, 2025	March 31, 2024	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$376	$313	20%
Administration and other	184	153	20%
Total asset management and related administrative fees	560	466	20%
Account and service fees	12	11	9%
All other	11	10	10%
Net revenues	583	487	20%
Non-interest expenses:
Compensation, commissions and benefits	115	111	4%
Non-compensation expenses	222	183	21%
Total non-interest expenses	337	294	15%
Pre-tax income	$246	$193	27%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2025	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Revenues:
Interest income	$802	$868	$847	(8)%	(5)%
Interest expense	(383)	(455)	(433)	(16)%	(12)%
Net interest income	419	413	414	1%	1%
All other	15	11	11	36%	36%
Net revenues	434	424	425	2%	2%
Non-interest expenses:
Compensation and benefits	45	48	46	(6)%	(2)%
Non-compensation expenses:
Bank loan provision for credit losses	16	21	—	(24)%	NM
RJBDP fees to Private Client Group (9)	183	206	187	(11)%	(2)%
All other	73	74	74	(1)%	(1)%
Total non-compensation expenses	272	301	261	(10)%	4%
Total non-interest expenses	317	349	307	(9)%	3%
Pre-tax income	$117	$75	$118	56%	(1)%

	Six months ended
$ in millions	March 31, 2025	March 31, 2024	% change
Revenues:
Interest income	$1,649	$1,740	(5)%
Interest expense	(816)	(901)	(9)%
Net interest income	833	839	(1)%
All other	26	26	—%
Net revenues	859	865	(1)%
Non-interest expenses:
Compensation and benefits	91	91	—%
Non-compensation expenses:
Bank loan provision for credit losses	16	33	(52)%
RJBDP fees to Private Client Group (9)	370	429	(14)%
All other	147	145	1%
Total non-compensation expenses	533	607	(12)%
Total non-interest expenses	624	698	(11)%
Pre-tax income	$235	$167	41%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Second Quarter of 2025	(Unaudited)

Other (16)

	Three months ended			% change from
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Revenues:
Interest income (17)	$34	$44	$34	(23)%	—%
All other	4	(2)	3	NM	33%
Total revenues	38	42	37	(10)%	3%
Interest expense	(25)	(25)	(25)	—%	—%
Net revenues	13	17	12	(24)%	8%
Non-interest expenses:
Compensation and benefits	40	32	36	25%	11%
All other	7	(22)	6	NM	17%
Total non-interest expenses	47	10	42	370%	12%
Pre-tax income/(loss)	$(34)	$7	$(30)	NM	(13)%

	Six months ended
$ in millions	March 31, 2025	March 31, 2024	% change
Revenues:
Interest income (17)	$68	$93	(27)%
All other	7	—	NM
Total revenues	75	93	(19)%
Interest expense	(50)	(50)	—%
Net revenues	25	43	(42)%
Non-interest expenses:
Compensation and benefits	76	49	55%
All other	13	(16)	NM
Total non-interest expenses	89	33	170%
Pre-tax income/(loss)	$(64)	$10	NM
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Second Quarter of 2025	(Unaudited)

Bank Segment

	As of			% change from
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024
Total assets	$62,700	$61,038	$62,278	3%	1%

Bank loans, net	$48,273	$44,099	$47,164	9%	2%

Bank loan allowance for credit losses	$452	$471	$452	(4)%	—%
Bank loan allowance for credit losses as a % of total loans held for investment	0.93%	1.06%	0.95%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (18)	1.94%	2.05%	1.93%

Total nonperforming assets	$214	$187	$161	14%	33%
Nonperforming assets as a % of total assets	0.34%	0.31%	0.26%

Total criticized loans	$551	$538	$599	2%	(8)%
Criticized loans as a % of total loans held for investment	1.14%	1.21%	1.26%

Total bank deposits	$56,403	$54,843	$55,850	3%	1%

	Three months ended			% change from		Six months ended
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024	% change
Net interest margin (net yield on interest-earning assets)	2.67%	2.66%	2.60%			2.63%	2.70%

Bank loan provision for credit losses	$16	$21	$—	(24)%	NM	$16	$33	(52)%
Net charge-offs	$15	$28	$4	(46)%	275%	$19	$36	(47)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Six months ended
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024
Net income available to common shareholders	$493	$474	$599	$1,092	$971
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits (19)	8	11	8	16	22
Communications and information processing	—	1	—	—	1
Professional fees	1	1	1	2	2
Other:
Amortization of identifiable intangible assets (20)	10	11	11	21	22
All other acquisition-related expenses	—	2	—	—	2
Total “Other” expense	10	13	11	21	24
Total pre-tax impact of non-GAAP adjustments related to acquisitions	19	26	20	39	49
Tax effect of non-GAAP adjustments	(5)	(6)	(5)	(10)	(12)
Total non-GAAP adjustments, net of tax	14	20	15	29	37
Adjusted net income available to common shareholders (1)	$507	$494	$614	$1,121	$1,008

Pre-tax income	$671	$609	$749	$1,420	$1,239
Pre-tax impact of non-GAAP adjustments (as detailed above)	19	26	20	39	49
Adjusted pre-tax income (1)	$690	$635	$769	$1,459	$1,288

Compensation, commissions and benefits expense	$2,204	$2,043	$2,272	$4,476	$3,964
Less: Acquisition-related retention (19)	8	11	8	16	22
Adjusted “Compensation, commissions and benefits” expense (1)	$2,196	$2,032	$2,264	$4,460	$3,942

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024
Pre-tax margin (6)	19.7%	19.5%	21.2%	20.5%	20.2%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits (19)	0.3%	0.3%	0.2%	0.2%	0.4%
Communications and information processing	—%	—%	—%	—%	—%
Professional fees	—%	0.1%	—%	—%	—%
Other:
Amortization of identifiable intangible assets (20)	0.3%	0.4%	0.3%	0.3%	0.4%
All other acquisition-related expenses	—%	0.1%	—%	—%	—%
Total “Other” expense	0.3%	0.5%	0.3%	0.3%	0.4%
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.6%	0.9%	0.5%	0.5%	0.8%
Adjusted pre-tax margin (1) (6)	20.3%	20.4%	21.7%	21.0%	21.0%

Total compensation ratio (7)	64.8%	65.5%	64.2%	64.5%	64.7%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (19)	0.3%	0.3%	0.2%	0.2%	0.4%
Adjusted total compensation ratio (1) (7)	64.5%	65.2%	64.0%	64.3%	64.3%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
Earnings per common share (4)	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024
Basic	$2.41	$2.27	$2.94	$5.34	$4.65
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits (19)	0.04	0.05	0.04	0.08	0.11
Communications and information processing	—	0.01	—	—	—
Professional fees	—	0.01	—	0.01	0.01
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05	0.10	0.11
All other acquisition-related expenses	—	0.01	—	—	0.01
Total “Other” expense	0.05	0.06	0.05	0.10	0.12
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.09	0.13	0.09	0.19	0.24
Tax effect of non-GAAP adjustments	(0.02)	(0.03)	(0.02)	(0.04)	(0.06)
Total non-GAAP adjustments, net of tax	0.07	0.10	0.07	0.15	0.18
Adjusted basic (1)	$2.48	$2.37	$3.01	$5.49	$4.83

Diluted	$2.36	$2.22	$2.86	$5.22	$4.54
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits (19)	0.04	0.05	0.04	0.08	0.10
Communications and information processing	—	—	—	—	—
Professional fees	—	0.01	—	0.01	0.01
Other:
Amortization of identifiable intangible assets (20)	0.05	0.05	0.05	0.10	0.11
All other acquisition-related expenses	—	0.01	—	—	0.01
Total “Other” expense	0.05	0.06	0.05	0.10	0.12
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.09	0.12	0.09	0.19	0.23
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.02)	(0.05)	(0.06)
Total non-GAAP adjustments, net of tax	0.06	0.09	0.07	0.14	0.17
Adjusted diluted (1)	$2.42	$2.31	$2.93	$5.36	$4.71
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	March 31, 2025	March 31, 2024	December 31, 2024
Total common equity attributable to Raymond James Financial, Inc.	$12,133	$10,905	$11,844
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	1,855	1,894	1,858
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(140)	(134)	(139)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$10,418	$9,145	$10,125
Common shares outstanding	203.1	207.3	204.6
Book value per share (8)	$59.74	$52.60	$57.89
Tangible book value per share (1) (8)	$51.29	$44.11	$49.49

Return on common equity	Three months ended			Six months ended
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024
Average common equity (21)	$11,989	$10,808	$11,719	$11,857	$10,584
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits (19)	4	6	4	8	11
Communications and information processing	—	—	—	—	—
Professional fees	1	—	1	1	1
Other:
Amortization of identifiable intangible assets (20)	5	6	6	11	11
All other acquisition-related expenses	—	1	—	—	1
Total “Other” expense	5	7	6	11	12
Total pre-tax impact of non-GAAP adjustments related to acquisitions	10	13	11	20	24
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(5)	(6)
Total non-GAAP adjustments, net of tax	7	10	8	15	18
Adjusted average common equity (1) (21)	$11,996	$10,818	$11,727	$11,872	$10,602

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Second Quarter of 2025	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Six months ended
$ in millions	March 31, 2025	March 31, 2024	December 31, 2024	March 31, 2025	March 31, 2024
Average common equity (21)	$11,989	$10,808	$11,719	$11,857	$10,584
Less:
Average goodwill and identifiable intangible assets, net	1,857	1,901	1,872	1,866	1,903
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(140)	(133)	(139)	(139)	(132)
Average tangible common equity (1) (21)	$10,272	$9,040	$9,986	$10,130	$8,813
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits (19)	4	6	4	8	11
Communications and information processing	—	—	—	—	—
Professional fees	1	—	1	1	1
Other:
Amortization of identifiable intangible assets (20)	5	6	6	11	11
All other acquisition-related expenses	—	1	—	—	1
Total “Other” expense	5	7	6	11	12
Total pre-tax impact of non-GAAP adjustments related to acquisitions	10	13	11	20	24
Tax effect of non-GAAP adjustments	(3)	(3)	(3)	(5)	(6)
Total non-GAAP adjustments, net of tax	7	10	8	15	18
Adjusted average tangible common equity (1) (21)	$10,279	$9,050	$9,994	$10,145	$8,831

Return on common equity (5)	16.4%	17.5%	20.4%	18.4%	18.3%
Adjusted return on common equity (1) (5)	16.9%	18.3%	20.9%	18.9%	19.0%
Return on tangible common equity (1) (5)	19.2%	21.0%	24.0%	21.6%	22.0%
Adjusted return on tangible common equity (1) (5)	19.7%	21.8%	24.6%	22.1%	22.8%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2025                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period.

(3)	Estimated.

(4)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended March 31, 2025, March 31, 2024, and December 31, 2024, and $2 million for both of the six months ended March 31, 2025 and 2024.

(5)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(6)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(7)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(8)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(9)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and within money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(10)
Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release.

(11)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(12)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(13)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(14)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(15)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

(16)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(17)	Effective October 1, 2024, we updated our methodology for allocating interest income on certain cash balances, resulting in a reduction in interest income in the Other segment and an increase in interest income in the PCG segment. Prior-period segment results have not been conformed to the current-period presentation.

(18)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Second Quarter of 2025                                 Footnotes

(19)
Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(20)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(21)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.